Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
NOTE 20	Income Taxes

The provision for income taxes includes income taxes currently payable and those deferred because of temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities.

The components of income tax expense included in the consolidated statements of income were as follows:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Current income tax expense:
Federal	$83,518	98,802	$115,301
State	4,666	4,221	4,311
Foreign	12,922	8,682	6,185

Total current income tax expense	101,106	111,705	125,797

Deferred income tax expense (benefit):
Federal	3,126	(2,970)	(4,210)
State	61	(643)	947
Foreign	(1,696)	(2,004)	(684)

Total deferred income tax expense (benefit)	1,491	(5,617)	(3,947)

Total income tax expense	$102,597	106,088	$121,850

	Years Ended December 31,
(in thousands)	2011	2010	2009
Components of income before income tax expense :
Domestic	$296,475	282,492	$300,388
Foreign	20,076	25,320	40,197

Total income before income tax expense	$316,551	307,812	$340,585

Income tax expense differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to income before income taxes, noncontrolling interest and equity in income of equity investments as a result of the following:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Computed “expected” income tax expense	$110,793	107,734	119,205
Increase (decrease) in income tax expense resulting from:
International tax rate differential	1,831	(4,376)	1,075
State income tax expense (benefit), net of federal income tax effect	3,164	2,326	3,418
Increase (decrease) in valuation allowance	3,773	2,564	(6,159)
Tax credits	(9,044)	(2,824)	(4,299)
Federal income tax expense resulting from ASC 740 Election	—	—	9,844
Deduction for domestic production activities	(5,524)	—	—
Permanent differences and other, net	(2,396)	664	(1,234)

Total income tax expense	$102,597	106,088	121,850

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax liability at December 31, 2011 and 2010 relate to the following:

	At December 31,
(in thousands)	2011	2010
Deferred income tax assets:
Net operating loss and income tax credit carryforwards	$25,937	19,884
Allowances for doubtful accounts and billing adjustments	1,113	1,304
Deferred revenue	19,031	16,244
Purchase accounting adjustments	15,889	—
Other, net	37,123	33,980

Total deferred income tax assets	99,093	71,412
Less valuation allowance for deferred income tax assets	(19,207)	(15,434)

Net deferred income tax assets	79,886	55,978

Deferred income tax liabilities:
Excess tax over financial statement depreciation	(42,351)	(35,878)
Computer software development costs	(40,339)	(38,797)
Purchase accounting adjustments	—	(1,438)
Foreign currency translation	(6,432)	(3,771)
Other, net	(6,712)	(4,847)

Total deferred income tax liabilities	(95,834)	(84,731)

Net deferred income tax liabilities	$(15,948)	(28,753)

Total net deferred tax assets (liabilities):
Current	$12,872	11,090
Noncurrent	(28,820)	(39,843)

Net deferred income tax liability	$(15,948)	(28,753)

As of December 31, 2011, TSYS had recognized deferred tax assets from net operating losses, capital losses and federal and state income tax credit carryforwards of $15.5 million, $1.9 million and $8.5 million, respectively. As of December 31, 2010, TSYS had recognized deferred tax assets from net operating losses, capital losses and federal and state income tax credit carry forwards of $15.3 million, $2.1 million and $2.5 million, respectively. The credits will begin to expire in the year 2012. The net operating losses will begin to expire in the year 2012.

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Management believes it is more likely than not that TSYS will realize the benefits of these deductible differences, net of existing valuation allowances. The valuation allowance for deferred tax assets was $19.2 million and $15.4 million at December 31, 2011 and 2010, respectively. The increase in the valuation allowance for deferred income tax assets was $3.8 million for 2011. The increase in the valuation allowance for deferred income tax assets was $2.6 million for 2010. The increase relates to foreign losses and state tax credits, which, more likely than not, will not be realized in later years.

TSYS has adopted the permanent reinvestment exception under ASC 740, “Income Taxes,” with respect to future earnings of certain foreign subsidiaries. As a result, TSYS considers foreign earnings related to these foreign operations to be permanently reinvested. No provision for U.S. federal and state incomes taxes has been made in our consolidated financial statements for those non-U.S. subsidiaries whose earnings are considered to be reinvested. The amount of undistributed earnings considered to be “reinvested” which may be subject to tax upon distribution was approximately $51.2 million at December 31, 2011. Although TSYS does not intend to repatriate these earnings, a distribution of these non-U.S. earnings in the form of dividends, or otherwise, would subject the Company to both U.S. federal and state income taxes, as adjusted for non-U.S. tax credits, and withholding taxes payable to the various non-U.S. countries. Determination of the amount of any unrecognized deferred income tax liability on these undistributed earnings is not practicable.

TSYS is the parent of an affiliated group that files a consolidated U.S. federal income tax return and most state and foreign income tax returns on a separate entity basis. In the normal course of business, the Company is subject to examinations by these taxing authorities unless statutory examination periods lapse. TSYS is no longer subject to U.S. federal income tax examinations for years before 2008 and with few exceptions, the Company is no longer subject to income tax examinations from state and local or foreign tax authorities for years before 2005. There are currently no federal or foreign tax examinations in progress. However, a number of tax examinations are in progress by the relevant state tax authorities. Although TSYS is unable to determine the ultimate outcome of these examinations, TSYS believes that its liability for uncertain tax positions relating to these jurisdictions for such years is adequate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (1):

(in millions)	Year Ended December 31, 2011
Beginning balance	$4.5
Current activity:
Additions based on tax positions related to current year	1.4
Additions for tax positions of prior years	1.4
Reductions for tax positions of prior years	(1.6)
Settlements	—

Net, current activity	1.2

Ending balance	$5.7

(1)	Unrecognized state tax benefits are not adjusted for the federal tax impact.

TSYS recognizes potential interest and penalties related to the underpayment of income taxes as income tax expense in the consolidated statements of income. Gross accrued interest and penalties on unrecognized tax benefits totaled $0.6 million and $1.1 million as of December 31, 2011 and December 31, 2010, respectively. The total amounts of unrecognized income tax benefits as of December 31, 2011 and December 31, 2010 that, if recognized, would affect the effective tax rates are $5.4 million and $4.2 million (net of the federal benefit on state tax issues), respectively, which includes interest and penalties of $0.5 million and $1.0 million, respectively.